UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 1, 2004

                         Oil States International, Inc.
             (Exact Name of Registrant As Specified In Its Charter )

          Delaware                       1-16337                  76-0476605
(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

                               Three Allen Center
                           333 Clay Street, Suite 3460
                              Houston, Texas 77002
               (Address of Principal Executive Offices) (Zip Code)

                                  713-652-0582
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS

On July 2, 2004, Oil States International, Inc. (the "Registrant") issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the appointment of S. James Nelson, Jr. to its Board of Directors and to the Audit Committee of the Board. The Board voted to appoint Mr. Nelson effective July 1, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

Exhibit No.       Description

99.1              Press Release of Oil States International, Inc., dated as of
                  July 2, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               Oil States International, Inc.
                               (Registrant)

                               /s/ Cindy B. Taylor
                               -------------------
                               Cindy B. Taylor
                               Senior Vice President and Chief Financial Officer

Date: July 2, 2004

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EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release of Oil States International, Inc., dated as of
                  July 2, 2004